THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVULONE 2021

Supplement dated September 5, 2024 to the Prospectus dated May 1, 2024

The purpose of this supplement is to clarify certain information contained in your flexible premium variable life insurance contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.
The following sentence replaces the second sentence in the “The Fixed Account Value” paragraph under “Policy Values”:
Fixed Account principal is not subject to market fluctuation and interest is credited at a daily rate of 0.00272616% (equivalent to a compounded annual rate of 1%) or a higher rate determined by the Company.

Please retain this supplement for future reference.